UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2009

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Federal Plaza, Suite 1525 28 East Main Street Rochester, NY	14614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 8, 2009, Lester Levin Inc., a New York corporation (“LLI”) and wholly owned subsidiary of Document Security Systems, Inc. (the “Company”), entered into an Asset Purchase Agreement with Internet Media Services, Inc., a Delaware corporation (“IMS”), whereby LLI agreed to sell the assets associated with its LegalStore.Com business (“LegalStore”) to IMS (the “Asset Purchase Agreement”).

Pursuant to the Asset Purchase Agreement, LLI agreed to sell to IMS all the assets of LegalStore (the “Acquired Assets”), including, but not limited to, equipment, inventories, contracts, domain names, accounts receivable, and certain cash and cash equivalents. In consideration of the sale and transfer of the Acquired Assets, IMS agreed to issue 7,500,000 shares of common stock, par value $.001 per share, of IMS (“IMS Common Stock”) (the “Purchase Price”) to the Company. In addition to issuing the new IMS Common Stock, LLI agreed to assume certain liabilities associated with LegalStore, including an existing office lease, trade payables and accrued payroll.

Within 180 days of closing, IMS will file a registration statement on Form S-1 with respect to the IMS Common Stock pursuant to the terms of the Asset Purchase Agreement and Registration Rights Agreement (the “Registration Rights Agreement”) executed by IMS and the Company concurrently with the Asset Purchase Agreement. Pursuant to the terms of the Asset Purchase Agreement, Registration Rights Agreement, and the Stock Pledge and Escrow Agreements executed by IMS’ principal shareholders, IMS, LLI and the Company (the “Pledge Agreements”), if IMS fails to secure registration of at least 20% of the IMS Common Stock within 360 days of closing, and to meet certain working capital thresholds contained in the Asset Purchase Agreement, then IMS will be in default. In the event of a default by IMS with respect to the registration of the IMS Common Stock, if IMS has failed to satisfy the working capital requirements provided for in the Asset Purchase Agreement, the Company may take back the collateral, consisting of 12,500,000 shares of IMS Common Stock owned by the IMS shareholders identified in the Pledge Agreements.  If IMS is in default with respect to the registration of IMS Common Stock, and IMS has satisfied the working capital requirements contained in the Asset Purchase Agreement, the Company may take back the collateral, consisting of 5,250,000 shares of IMS Common Stock owned by the IMS shareholders identified in the Pledge Agreements.

In addition to the Asset Purchase Agreement, the Registration Rights Agreement, and the Pledge Agreements, IMS’ principal shareholders, IMS and the Company entered into a voting agreement (the “Voting Agreement”) whereby the principal shareholders of IMS agreed to vote all IMS Common Stock held by them so as to elect two nominees designated by LLI or the Company as members of the IMS Board of Directors.

On October 8, 2009, the transactions contemplated by the Asset Purchase Agreement were closed and in accordance therewith LLI sold the Acquired Assets to IMS in exchange for the IMS Common Stock issued to the Company (the “Transaction”).

The Asset Purchase Agreement, Registration Rights Agreement, the Pledge Agreements and the Voting Agreement are collectively referred to herein as, the "Definitive Agreements."

Copies of the Definitive Agreements relating to the Transaction are filed herewith as Exhibits 2.1 and 10.1 through 10.4, and are incorporated herein by reference. The foregoing summary descriptions of the Definitive Agreements are qualified in their entirety by reference to the full texts of each of such exhibits.

On October 8, 2009, the Company issued a press release regarding the Transaction, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information relating to the Transaction is intended only as a summary and is qualified in its entirety by reference to the terms of the Definitive Agreements. The Company has included the Definitive Agreements as exhibits to this report pursuant to Item 601 of the SEC’s Regulation S-K and to provide investors and security holders with the information regarding their terms. It is not intended to provide any other factual or financial information about the Company, LLI, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Definitive Agreements were made only for purposes of this Transaction and those Definitive Agreements and as of specific dates; were solely for the benefit of the parties to the Definitive Agreements; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Definitive Agreements instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or conditions of the Company, LLI or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Definitive Agreements, which subsequent information may or may not be fully reflected in public disclosures by the Company or LLI.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

2.1
Asset Purchase Agreement between Lester Levin Inc. and Internet Media Services, Inc. dated October 8, 2009 (Exhibits and Schedules have been omitted pursuant to Regulation S-K Item 601(b)(2), but will be provided to the SEC upon request).

10.1	Registration Rights Agreement between Document Security Systems, Inc. and Internet Media Services, Inc. dated October 8, 2009

10.2
Stock Pledge and Escrow Agreement between Lester Levin Inc., Document Security Systems, Inc., Internet Media Services, Inc., Raymond Meyers and Manufacturers and Traders Trust Company dated October 8, 2009.

10.3
Stock Pledge and Escrow Agreement between Lester Levin Inc., Document Security Systems, Inc., Internet Media Services, Inc., Michael Buechler and Manufacturers and Traders Trust Company dated October 8, 2009.

10.4	Voting Agreement between Document Security Systems, Inc., Internet Media Services, Inc., Raymond Meyers and Michael Buechler dated October 8, 2009

99.1	Press release of Document Security Systems, Inc. dated October 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 14, 2009

DOCUMENT SECURITY SYSTEMS, INC.

By:	/s/ Patrick A. White
Name: Patrick A.White
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1
Asset Purchase Agreement between Lester Levin Inc. and Internet Media Services, Inc. dated October 8, 2009 (Exhibits and Schedules have been omitted pursuant to Regulation S-K Item 601(b)(2), but will be provided to the SEC upon request).

10.1	Registration Rights Agreement between Document Security Systems, Inc. and Internet Media Services, Inc. dated October October 8, 2009

10.2
Stock Pledge and Escrow Agreement between Lester Levin Inc., Document Security Systems, Inc., Internet Media Services, Inc., Raymond Meyers and Manufacturers and Traders Trust Company dated October 8, 2009.

10.3
Stock Pledge and Escrow Agreement between Lester Levin Inc., Document Security Systems, Inc., Internet Media Services, Inc., Michael Buechler and Manufacturers and Traders Trust Company dated October 8, 2009

10.4	Voting Agreement between Document Security Systems, Inc., Internet Media Services, Inc., Raymond Meyers and Michael Buechler dated October 8, 2009

99.1	Press release of Document Security Systems, Inc. dated October 8, 2009